As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: June 30, 2016

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

DAVIDSON MULTI-CAP EQUITY FUND
ANNUAL REPORT
For the year ended
June 30, 2016

Dear Shareholder:

At Davidson Funds, we are reminded of, and humbled by, the continued support and trust of our investors. As our actively managed, unconstrained Davidson Multi-Cap Equity Fund enters its seventh year of operations, we would like to take this opportunity to offer our thanks for your loyalty. As the financial markets face a number of economic and regulatory changes on the horizon, we are confident that our thoughtful and risk-aware investment approach will continue to resonate with investors, and we look forward to continued growth in both assets and shareholders.

PERFORMANCE OVERVIEW

The Russell 3000® Index, the benchmark for the Davidson Multi-Cap Equity Fund (the “Fund”), finished the fiscal year ended June 30, 2016 up 2.14%. The Class A shares of the Fund returned -6.40% on a fully-loaded basis and -1.46% on a no-load* basis during the fiscal year ended June 30, 2016. The Class C shares returned -3.12% on a fully-loaded basis and -2.18% on a no-load* basis, and the Class I shares generated a total return of -1.22% over the same time period.

The Consumer Discretionary sector was the Fund’s primary contributor to performance this year, as Time Warner Cable, Inc. (“Time Warner Cable”) and Interpublic Group of Companies, Inc. (“Interpublic Group”) were stand-out performers. Shares of Time Warner Cable rose ahead of the company’s merger with Charter Communications, Inc., which closed in May. Interpublic Group reported strong organic growth, with increased momentum in the agency segment and rising profits. Shares of Materials sector holding, E.I. DuPont de Nemours and Company also rose over this time period. The company’s CEO departed, which was welcome news to shareholder activists who were pushing for more aggressive actions to unlock value, which was realized when the company announced a merger with Dow Chemical Company. The Financials sector was the main detractor from performance, as shares of State Street Corp. (“State Street”) and Morgan Stanley notably lagged. Both companies continue to be negatively impacted by lower-for-longer interest rate expectations. State Street’s quarterly results have been hampered by disappointing fee revenue and lackluster net interest income, as well as compressed operating margins. Morgan Stanley’s trading revenue was down steeply forcing management to restructure their fixed income, commodity and currency (“FICC”) business to bring that unit’s cost structure in line with management’s new, lower revenue outlook for that unit. Consumer Staples holdings United Natural Foods, Inc. (“United Natural Foods”) and Sprouts Farmers Market, Inc. (“Sprouts Farmers Market”), also detracted from relative performance as the natural and organic food segment traded down industry-wide. United Natural Foods has had a challenging year, given the Albertsons LLC’s contract cancellation and market concerns about Whole Foods Market, Inc., the company’s largest customer. Sprouts Farmers Market reported lackluster comp sales, given the challenging operating environment and weather-related slowdown in traffic.

The Davidson Multi-Cap Equity Fund is actively managed and unconstrained by market capitalization and style classifications. Our portfolio managers have the flexibility to shift portfolio holdings to focus on areas of opportunity in the market.  This flexibility, coupled with disciplined risk management and portfolio construction parameters, allows us to readily adapt to dynamic financial markets, such as those we’ve witnessed in recent years.

Equity valuations remain elevated versus historical levels, but appear more reasonable considering the extremely low level of yields and interest rates globally. For example, the dividend yield of the Russell 3000® Index is currently higher than a 10-year U.S. Treasury bond and almost equal to the yield of a 30-year U.S. Treasury bond. This would suggest the equity market is attractive, at least on a relative basis; however, it seems to be the market’s concern about future earnings growth that is winning the day.

It is this lack of confidence in growth that both concerns us and entices us. What concerns us? Earnings comparisons should be getting easier over the course of this year as the market anniversaries the steep decline in commodity prices and the negative effect a strong U.S. dollar had on corporate profitability during 2015. However, if the business cycle is turning negative and the economy does enter a recession, this earnings growth will fail to materialize, implying potential downside. What entices us? In some cases, the market is ignoring growth in favor of perceived safety and quality, despite high relative valuations. Consequently, we are seeing the market bifurcate into two primary groups: defensive companies that are viewed as safe-havens (and have rich valuations as a result) and companies that are cyclical in nature, but potentially at risk in a recessionary scenario (and are therefore relatively attractive on a valuation basis). This bifurcation is increasing market volatility, with company stock prices moving aggressively as investors attempt to position from one group to the other as the debate about growth and deflation rages on. Our goal is to continue to take advantage of these changes in perception when we feel they are unwarranted, as we did in the Energy sector six months ago. Regardless of current market conditions, we continue to emphasize the fundamental value of the companies within our portfolio, which we believe will be reflected in share prices over the long term. We believe our focus on companies with an attractive balance of growth opportunities, balance sheet flexibility and reasonable valuations should position us well as investors work through this current period of uncertainty.

MARKET PERSPECTIVE

After sluggish economic growth in early 2016, investors’ fears of a further collapse in commodity prices and weakness from China have somewhat dissipated. Oil prices have recovered as supply reductions became more apparent, given the significant cuts in capital spending from energy producers, as well as unexpected supply outages from several geopolitical events and wildfires in Canada. Though China continues to be a concern, it appears to have stabilized for the time being, and corporate earnings reports are reflecting relatively healthy conditions in most consumer oriented end-markets.

The United Kingdom’s vote to leave the European Union, also known as “Brexit,” has dominated recent headlines. The move came as a shock to markets, resulting in a steep sell-off, followed by a market rally. We view Brexit as more of a political crisis than a financial crisis; the outcomes remain highly uncertain, but the process will likely take several years to play out. Our expectation is that Brexit will add further uncertainty into an already cloudy outlook, and is likely to have an incremental negative near-term impact for global growth.

Overall, the U.S. remains better positioned with a more favorable outlook than most economies around the globe. However, given the confluence of recent issues, the U.S. Federal Reserve Board continues to have a wait-and-see approach regarding further interest rate increases, looking for evidence that the pace of growth is more stable. Although our investment team sees slow economic growth on the horizon, we continue to seek out opportunities to capitalize on the increased volatility and uncertainty in the markets.

IN CLOSING

Davidson Funds’ approach to investing – truly active, long-term, and risk-aware portfolio management – remains consistent, despite recent market volatility due to myriad geopolitical and macroeconomic factors. We thank you again for the trust you have placed in us; the continued support of our shareholders truly remains our greatest asset. As always, please feel free to contact us with any questions or comments you may have.

Sincerely,

Andrew I. Davidson
President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small-and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Investments in exchange-traded funds (“ETFs”), are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Funds will bear their shares of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered investment advice.

*The no-load basis refers to the performance with front-end and back-end sales loads waived. The fully-loaded returns reflect a 5% sales load for the Class A shares and a 1% deferred sales load for the Class C shares.

Davidson Investment Advisors, Inc. is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund EXPENSE EXAMPLE at June 30, 2016 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A, Class C, and Class I at the beginning of the period and held for the entire period (1/1/16 – 6/30/16).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15%. 1.90%, and 0.90% per the operating expenses limitation agreement for the Class A, Class C, and Class I, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 – 6/30/16
Actual	$1,000.00	$1,026.50	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77

*Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund EXPENSE EXAMPLE at June 30, 2016 (Unaudited), continued

Class C
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 – 6/30/16
Actual	$1,000.00	$1,022.80	$9.56
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.52

*Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Class I
	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period* 1/1/16 – 6/30/16
Actual	$1,000.00	$1,027.90	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund Comparison of the change in value of a hypothetical $10,000 investment in the Davidson Multi-Cap Equity Fund - Class A vs. the Russell 3000® Index

Average Annual Total Return:			Since Inception
	1 Year	5 Years	8/11/2008	7/1/2009	10/30/2013
Class A (with sales load)	-6.40%	9.25%	7.22%	—	—
Class A (without sales load)	-1.46%	10.38%	7.92%	—	—
Class C (with deferred sales load)	-3.12%	9.56%	—	12.73%	—
Class C (without deferred sales load)	-2.18%	9.56%	—	12.73%	—
Class I	-1.22%	—	—	—	6.44%
Russell 3000® Index	2.14%	11.60%	8.52%	14.86%	8.19%

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within seven calendar days, or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Small-and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Multi-Cap Equity Fund SECTOR ALLOCATION OF PORTFOLIO ASSETS at June 30, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2016
Shares	COMMON STOCKS - 93.21%	Value

	Aerospace & Defense - 1.89%
19,010	United Technologies Corp.	$1,949,475

	Air Freight & Logistics - 1.29%
8,770	Fedex Corp.	1,331,111

	Automobiles - 1.29%
105,840	Ford Motor Co.	1,330,409

	Banks - 6.82%
27,795	First Republic Bank	1,945,372
44,140	JPMorgan Chase & Co.	2,742,860
49,950	Wells Fargo & Co.	2,364,133
		7,052,365
	Beverages - 2.17%
21,215	PepsiCo, Inc.	2,247,517

	Biotechnology - 5.33%
11,605	Amgen, Inc.	1,765,700
19,800	Celgene Corp. (a)	1,952,874
21,490	Gilead Sciences, Inc.	1,792,696
		5,511,270
	Capital Markets - 3.32%
60,695	Morgan Stanley	1,576,856
34,455	State Street Corp.	1,857,814
		3,434,670
	Chemicals - 3.67%
32,645	E.I. du pont de Nemours & Co.	2,115,396
14,930	Praxair, Inc.	1,677,983
		3,793,379

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2016, continued
Shares	COMMON STOCKS - 93.21% - continued	Value
	Communications Equipment - 2.08%
74,870	Cisco Systems, Inc.	$2,148,020

	Diversified Telecommunication Services - 1.86%
37,264	Level 3 Communications, Inc. (a)	1,918,723

	Electrical Equipment - 1.88%
32,505	Eaton Corp PLC (b)	1,941,524

	Energy Equipment & Services - 1.15%
26,405	Baker Hughes, Inc.	1,191,658

	Food & Staples Retailing - 3.29%
76,405	Sprouts Farmers Market, Inc. (a)	1,749,674
35,370	United National Foods, Inc. (a)	1,655,316
		3,404,990
	Health Care Equipment & Supplies - 2.02%
12,280	Becton, Dickinson & Co.	2,082,565

	Health Care Providers & Services - 4.54%
29,137	Express Scripts Holding Co. (a)	2,208,585
19,085	Laboratory Corporation of America Holdings (a)	2,486,203
		4,694,788
	Hotels, Restaurants & Leisure - 1.84%
13,685	Buffalo Wild Wings, Inc. (a)	1,901,531

	Household Durables - 0.99%
32,600	D.R. Horton, Inc.	1,026,248

	Household Products - 2.02%
20,265	Church & Dwight Co., Inc.	2,085,066

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2016, continued
Shares	COMMON STOCKS - 93.21%- continued	Value
	Industrial Conglomerates - 3.69%
10,240	3M Co.	$1,793,229
64,245	General Electric Co.	2,022,432
		3,815,661
	Insurance - 1.65%
41,385	Principal Financial Group, Inc.	1,701,337

	Internet Software & Services - 3.46%
764	Alphabet, Inc. - Class A (a)	537,497
4,388	Alphabet, Inc. - Class C (a)	3,036,935
		3,574,432
	Life Sciences Tools & Services - 2.27%
16,705	Waters Corp. (a)	2,349,558

	Machinery - 1.87%
42,725	Flowserve Corp.	1,929,888

	Media - 4.12%
102,175	Interpublic Group of Cos., Inc.	2,360,243
70,105	Twenty-First Century Fox, Inc. - Class A	1,896,340
		4,256,583
	Multiline Retail - 1.96%
53,295	Nordstrom, Inc.	2,027,875

	Multi-Utilities - 2.64%
23,970	Sempra Energy	2,733,059

	Oil, Gas & Consumable Fuels - 6.19%
16,114	Chevron Corp.	1,689,231
48,890	Devon Energy Corp New	1,772,262
21,295	Exxon Mobil Corp.	1,996,193

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2016, continued
Shares	COMMON STOCKS - 93.21% - continued	Value
	Oil, Gas & Consumable Fuels - 6.19% , continued
62,500	Marathon Oil Corp.	$938,125
		6,395,811
	Professional Services - 2.16%
42,900	Nielsen Holdings PLC (b)	2,229,513

	Semiconductors & Semiconductor Equipment - 2.46%
52,190	Silicon Laboratories, Inc. (a)	2,543,741

	Software - 9.05%
53,100	Fleetmatics Group PLC (a)(b)	2,300,823
69,850	Fortinet, Inc. (a)	2,206,562
22,625	Intuit	2,525,176
45,260	Microsoft Corp.	2,315,954
		9,348,515
	Specialty Retail - 1.73%
39,650	Dicks Sporting Goods, Inc.	1,786,629

	Technology Hardware, Storage & Peripherals - 2.51%
27,126	Apple, Inc.	2,593,246
	TOTAL COMMON STOCKS (Cost $76,421,318)	96,331,157

	REITs - 3.71%
115,515	Redwood Trust, Inc.	1,595,262
107,930	Starwood Property Trust, Inc.	2,236,310
	TOTAL REITs (Cost $3,812,906)	3,831,572

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2016, continued
Shares	MONEY MARKET FUNDS - 1.51%	Value
1,558,914	Fidelity Institutional Government Portfolio - Class I, 0.26% (c)	$1,558,914
	TOTAL MONEY MARKET FUNDS (Cost $1,558,914)	1,558,914

	Total Investments in Securities (Cost ($81,793,138) - 98.43%	101,721,643
	Other Assets in Excess of Liabilities - 1.57%	1,626,360
	NET ASSETS - 100.00%	$103,348,003

PLC Public Limited Company
REIT Real Estate Investment Trust
(a) Non-income producing security.
(b) U.S. traded security of a foreign issuer.
(c) Rate shown is the 7-day annualized yield as of June 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund STATEMENT OF ASSETS AND LIABILITIES at June 30, 2016

ASSETS
Investments in securities, at value (identified cost $81,793,138)	$101,721,643
Receivables
Dividends and interest	108,320
Investment securities sold	1,749,396
Fund shares sold	11,180
Prepaid expenses	31,770
Total assets	103,622,309

LIABILITIES
Payables
12b-1 fees	89,970
Fund shares redeemed	52,600
Advisory fees	38,566
Administration fees	24,768
Audit fees	22,500
Transfer agent fees and expenses	16,624
Fund accounting fees	12,582
Shareholder reporting	9,249
Custody fees	3,247
Miscellaneous	1,834
Chief Compliance Officer fee	1,500
Legal fees	866
Total liabilities	274,306

NET ASSETS	$103,348,003

COMPONENTS OF NET ASSETS
Paid-in capital	$79,042,760
Accumulated net investment gain	259,416
Accumulated net realized gain on investments	4,117,322
Net unrealized appreciation on investments	19,928,505
Net assets	$103,348,003

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$52,476,015
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,414,504
Net asset value and redemption price per share	$21.73
Maximum offering price per share (Net asset value per share divided by 95.00%)	$22.87

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund STATEMENT OF ASSETS AND LIABILITIES at June 30, 2016, continued

Class C
Net assets applicable to shares outstanding	$23,007,411
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,090,318
Net asset value and offering price per share (Note 1)	$21.10

Class I
Net assets applicable to shares outstanding	$27,864,577
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,281,493
Net asset value, redemption and offering price per share	$21.74

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund STATEMENT OF OPERATIONS For the Period Ended June 30, 2016

INVESTMENT INCOME
Dividends	$2,097,017
Interest	2,234
Total investment income	2,099,251

Expenses
Advisory fees (Note 4)	665,165
Distribution fees - Class A (Note 5)	129,504
Distribution fees - Class C (Note 5)	228,875
Administration fees (Note 4)	140,822
Transfer agent fees and expenses (Note 4)	95,807
Fund accounting fees (Note 4)	74,364
Registration fees	43,964
Audit fees	22,500
Custody fees (Note 4)	18,003
Legal fees	13,242
Reports to shareholders	12,394
Trustee fees	10,608
Chief Compliance Officer fee (Note 4)	9,000
Other expenses	7,659
Insurance expense	3,411
Total expenses	1,475,318
Less: advisory fee waiver (Note 4)	(195,941)
Net expenses	1,279,377
Net investment income	819,874

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	7,090,428
Net change in unrealized depreciation on investments	(9,886,384)
Net realized and unrealized loss on investments	(2,795,956)
Net Decrease in Net Assets Resulting from Operations	$(1,976,082)

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2016	Year Ended June 30, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$819,874	$144,970
Net realized gain on investments	7,090,428	2,828,296
Net change in unrealized appreciation/(depreciation) on investments	(9,886,384)	2,852,680
Net increase/(decrease) in net assets resulting from operations	(1,976,082)	5,825,946

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(173,310)	(446,480)
Class C	(3,022)	(61,159)
Class I	(130,552)	(254,786)
From net realized gain on investments
Class A	(1,951,693)	(1,733,495)
Class C	(884,105)	(779,247)
Class I	(1,103,936)	(783,333)
Total distributions to shareholders	(4,246,618)	(4,058,500)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	7,826,113	13,470,691

Total increase in net assets	1,603,413	15,238,137

NET ASSETS
Beginning of year	101,744,590	86,506,453
End of year	$103,348,003	$101,744,590

Undistributed net investment income at end of year	$259,416	$—

(a) A summary of share transactions can be found on the following page:

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund STATEMENTS OF CHANGES IN NET ASSETS, continued

	Class A
	Year Ended June 30, 2016		Year Ended June 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	312,212	$6,790,600	380,979	$8,593,177
Shares issued on reinvestments of distributions	94,995	2,047,145	98,429	2,119,171
Shares redeemed	(319,230)	(6,799,119)	(297,540)	(6,811,913)
Net increase	87,977	$2,038,626	181,868	$3,900,435

	Class C
	Year Ended June 30, 2016		Year Ended June 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	132,514	$2,776,573	170,504	$3,760,672
Shares issued on reinvestments of distributions	40,843	858,109	38,949	821,811
Shares redeemed	(124,231)	(2,541,256)	(64,737)	(1,448,182)
Net increase	49,126	$1,093,426	144,716	$3,134,301

	Class I
	Year Ended June 30, 2016		Year Ended June 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	427,647	$9,350,034	307,365	$7,008,418
Shares issued on reinvestments of distributions	41,937	902,906	44,704	960,242
Shares redeemed*	(277,476)	(5,558,879)	(67,465)	(1,532,705)
Net increase	192,108	$4,694,061	284,604	$6,435,955

* Net of redemption fees of		$—		$70

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class A FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$22.96	$22.61	$18.99	$15.78	$16.55

Income from investment operations:
Net investment income	0.19 ^	0.06 ^	0.22 ^	0.17	0.09
Net realized and unrealized gain/(loss) on investments	(0.54)	1.31	4.43	3.41	0.06
Total from investment operations	(0.35)	1.37	4.65	3.58	0.15

Less distributions:
From net investment income	(0.07)	(0.21)	(0.14)	(0.11)	(0.08)
From net realized gain on investments	(0.81)	(0.81)	(0.89)	(0.26)	(0.84)
Total distributions	(0.88)	(1.02)	(1.03)	(0.37)	(0.92)

Net asset value, end of year	$21.73	$22.96	$22.61	$18.99	$15.78

Total return	-1.46%	6.34%	25.06%	23.01%	1.64%

Ratios/supplemental data:
Net assets, end of year (thousands)	$52,476	$53,419	$48,498	$48,355	$36,483
Ratio of expenses to average net assets:
Before fee waiver	1.34%	1.36%	1.38%	1.42%	1.51%
After fee waiver	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets:
Before fee waiver	0.71%	0.05%	0.80%	0.73%	0.24%
After fee waiver	0.90%	0.26%	1.03%	1.00%	0.60%
Portfolio turnover rate	25.30%	13.91%	11.59%	21.49%	13.95%

^ Per share numbers have been calculated using the average shares method.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class C FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended June 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$22.41	$22.11	$18.61	$15.52	$16.33

Income from investment operations:
Net investment income/(loss)	0.03 ^	(0.11)^	0.07 ^	0.04	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.53)	1.28	4.33	3.35	0.06
Total from investment operations	(0.50)	1.17	4.40	3.39	0.04

Less distributions:
From net investment income	(0.00)#	(0.06)	(0.01)	(0.04)	(0.01)
From net realized gain on investments	(0.81)	(0.81)	(0.89)	(0.26)	(0.84)
Total distributions	(0.81)	(0.87)	(0.90)	(0.30)	(0.85)

Redemption fees retained	—	—	0.00 #^	—	—

Net asset value, end of year	$21.10	$22.41	$22.11	$18.61	$15.52

Total return	-2.18%	5.54%	24.13%	22.06%	0.90%

Ratios/supplemental data:
Net assets, end of year (thousands)	$23,007	$23,335	$19,825	$14,314	$10,800
Ratio of expenses to average net assets:
Before fee waiver	2.09%	2.11%	2.13%	2.16%	2.27%
After fee waiver	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income/(loss) to average net assets:
Before fee waiver	(0.04)%	(0.69)%	0.11%	(0.01)%	(0.53)%
After fee waiver	0.15%	(0.48)%	0.34%	0.25%	0.16%
Portfolio turnover rate	25.30%	13.91%	11.59%	21.49%	13.95%

^ Per share numbers have been calculated using the average shares method.

# Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class I FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended June 30, 2016	Year Ended June 30, 2015	October 30, 2013* through June 30, 2014

Net asset value, beginning of period	$22.94	$22.59	$21.21

Income from investment operations:
Net investment income ^	0.25	0.12	0.23
Net realized and unrealized gain/(loss) on investments	(0.54)	1.30	2.24
Total from investment operations	(0.29)	1.42	2.47

Less distributions:
From net investment income	(0.10)	(0.26)	(0.20)
From net realized gain on investments	(0.81)	(0.81)	(0.89)
Total distributions	(0.91)	(1.07)	(1.09)

Redemption fees retained	—	0.00 #^	—

Net asset value, end of period	$21.74	$22.94	$22.59

Total return	-1.22%	6.61%	12.15%

Ratios/supplemental data:
Net assets, end of period (thousands)	$27,865	$24,991	$18,183
Ratio of expenses to average net assets:
Before fee waivers	1.09%	1.11%	1.15%
After fee waivers	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets:
Before fee waivers	0.96%	0.32%	1.38%
After fee waivers	1.15%	0.53%	1.63%
Portfolio turnover rate	25.30%	13.91%	11.59%

* Commencement of operations.
# Amount is less than $0.01
^ Per share numbers have been calculated using the average shares method.
‡ Not annualized.
† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2016

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Equity Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open- end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund’s investment objective is to seek long-term capital appreciation.  The Fund currently offers Class A shares, Class C shares, and Class I shares. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will assess Class C redemptions a 1.00% contingent deferred sales charge on shares held for twelve months or less, unless the dealer of record waived its commission. The Fund’s Class A shares, Class C shares, and Class I shares commenced operations on August 11, 2008, July 1, 2009, and October 30, 2013, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2016, continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
For the year end June 30, 2016, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$(253,574)	$253,574

E.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 calendar days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the year ended June 30, 2016, the Fund retained no redemption fees.

G.	Events Subsequent to the Fiscal Year End: In preparing the financial statements as of June 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2016, continued

●	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities including common stocks and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

  Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2016, continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$12,329,274	$—	$—	$12,329,274
Consumer Staples	7,737,573	—	—	7,737,573
Energy	7,587,469	—	—	7,587,469
Financials	12,188,372	—	—	12,188,372
Health Care	14,638,182	—	—	14,638,182
Industrials	13,197,173	—	—	13,197,173
Information Technology	20,207,953	—	—	20,207,953
Materials	3,793,379	—	—	3,793,379
Telecommunication Services	1,918,723	—	—	1,918,723
Utilities	2,733,059	—	—	2,733,059
Total Common Stocks	96,331,157	—	—	96,331,157
REITs	3,831,572	—	—	3,831,572
Short-Term Investments	1,558,914	—	—	1,558,914
Total Investments in Securities	$101,721,643	$—	$—	$101,721,643

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at June 30, 2016, the end of the reporting period. The Fund recognized no transfers between levels. There were no Level 3 securities held in the Fund during the year ended June 30, 2016.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2016, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended June 30, 2016, the Fund incurred $665,165 in advisory fees.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2016, continued

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s Class A, Class C, and Class I net annual operating expenses to 1.15%, 1.90%, and 0.90%, respectively, of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended June 30, 2016, the Advisor reduced its fees and absorbed Fund expenses in the amount of $195,941. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2017	171,720
2018	198,344
2019	195,941
$566,005

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.

For the year ended June 30, 2016, the Fund incurred the following expenses for administration, transfer agency, fund accounting, custody and chief compliance officer fees:

Administration	$ 140,822
Transfer Agency (a)	86,340
Fund Accounting	74,364
Custody	18,003
Chief Compliance Officer	9,000

(a) Does not include out-of-pocket expenses

At June 30, 2016, the Fund had payables due to USBFS for administration, transfer agency, fund accounting, to U.S. Bank, N.A. for custody fees, and chief compliance officer fees in the following amounts:

Administration	$ 24,768
Transfer Agency (a)	14,602
Fund Accounting	12,582
Custody	3,247
Chief Compliance Officer	1,500

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Fund that it has received $182,444 in front-end sales charges resulting from sales of Class A shares. For the year ended June 30, 2016, the Distributor paid front-end sales charges of $150,524 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year’s service and distribution fees on Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up- front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the year ended June 30, 2016, the Distributor paid DAD $27,647 in up-front sales commissions on Class C shares.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2016, continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of the Class A and Class C shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended June 30, 2016, the Class A shares and Class C shares paid the Distributor $129,504 and $228,875, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $34,570,977 and $25,280,766, respectively.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 was as follows:

	Year Ended June 30, 2016	Year Ended June 30, 2015
Ordinary income	$829,464	$1,151,737
Long-term capital gains	3,417,154	2,906,763

Ordinary income distributions may include dividends paid from short-term capital gains.

  As of June 30, 2016 the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$81,821,029
Gross tax unrealized appreciation	25,387,339
Gross tax unrealized depreciation	(5,486,725)
Net tax unrealized appreciation (a)	19,900,614
Undistributed ordinary income	259,416
Undistributed long-term capital gain	4,145,213
Total distributable earnings	4,404,629
Total accumulated earnings/(losses)	$24,305,243

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2016, continued

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Funds most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

●	Equity Risk. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

●	ETF and Mutual Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. Investment companies (mutual funds) and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

●	Foreign and Emerging Market Securities Risk. Foreign securities are subject to special risks. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. These risks are enhanced in emerging markets.

●	Market and Issuer Risk. Securities held by the Fund may fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund. The value of securities held by the Fund may also experience sudden, unpredictable drops in value or long periods of decline in value due to reasons directly related to the issuer, including management performance, financial leverage, and reduced demand for the issuer’s goods and services.

●	Small and Medium Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Davidson Multi-Cap Equity Fund

We have audited the accompanying statement of assets and liabilities of the Davidson Multi-Cap Equity Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davidson Multi-Cap Equity Fund as of June 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2016

Davidson Multi-Cap Equity Fund
NOTICE TO SHAREHOLDERS at June 30, 2016 (Unaudited)

For the year ended June 30, 2016, the Fund designated $829,464 as ordinary income and $3,417,154 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended June 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Fund was 100.00%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2016 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 32.43%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 69) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds (an open-end investment company with 4 portfolios).

George J. Rebhan (age 81) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Independent Trustees(1) - continued

George T. Wofford (age 76) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Raymond B. Woolson (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	1
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, Doubleline Funds Trust (an open-end investment company with 13 portfolios), Doubleline Equity Funds, Doubleline Opportunistic Credit Fund and Doubleline Income Solutions Fund, from 2010 to present.

Interested Trustee
Joe D. Redwine(4) (age 68) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term; since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 68) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term; since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 48) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 54) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Kevin J. Hayden (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).

Albert Sosa (age 45) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2004 to present).

Michael L. Ceccato (age 58) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present).

Jeanine M. Bajczyk, Esq. (age 51) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term; since September 2015.	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Officers - continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Emily R. Enslow, Esq. (age 29) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Secretary	Indefinite term; since September 2015.
Assistant Vice President, U.S. Bancorp Fund Services, LLC (July 2013 - present); Proxy Voting Coordinator and Class Action Administrator, Artisan Partners Limited Partnership (September 2012 – July 2013); Legal Internship, Artisan Partners Limited Partnership (February 2012 – September 2012); J.D. Graduate, Marquette University Law School

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of June 30, 2016, the Trust was comprised of 49 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling (877) 332-0529.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
 www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
 Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
 Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
 877-332-0529

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
 Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
 New York, NY 10103

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.
DAVIDSON MULTI-CAP EQUITY FUND ANNUAL REPORT For the period ended June 30, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Exhibit A

ADVISORS SERIES TRUST

Code of Ethics
For Principal Executive Officer & Principal Financial Officer

This Code of Ethics is designed to comply with Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated by the Securities and Exchange Commission (the “SEC”) thereunder.  This Code of Ethics is in addition to, not in replacement of, the Advisors Series Trust (the “Trust”) Code of Ethics for access persons (the “Investment Company Code of Ethics”), adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The persons covered by this Code of Ethics may also be subject to the Investment Company Code of Ethics.

The Trust requires its Principal Executive Officer, Principal Financial Officer, or other Trust officers performing similar functions (the “Principal Officers”), to maintain the highest ethical and legal standards while performing their duties and responsibilities to the Trust and each of its series (each a “Fund,” collectively the “Funds”), with particular emphasis on those duties that relate to the preparation and reporting of the financial information of the Funds.  The following principles and responsibilities shall govern the professional conduct of the Principal Officers:

1.	HONEST AND ETHICAL CONDUCT.

The Principal Officers shall act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships, and shall report any material transaction or relationship that reasonably could be expected to give rise to such conflict between their interests and those of a Fund to the Audit Committee, the full Board of Trustees of the Trust, and, in addition, to any other appropriate person or entity that may reasonably be expected to deal with any conflict of interest in timely and expeditious manner.

The Principal Officers shall act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing their independent judgment to be subordinated or compromised.

2.	FINANCIAL RECORDS AND REPORTING

The Principal Officers shall provide full, fair, accurate, timely and understandable disclosure in the reports and/or other documents to be filed with or submitted to the SEC or other applicable body by a Fund, or that is otherwise publicly disclosed or communicated.  The Principal Officers shall comply with applicable rules and regulations of federal, state, and local governments, and other appropriate private and public regulatory agencies.

The Principal Officers shall respect the confidentiality of information acquired in the course of their work and shall not disclose such information except when authorized or legally obligated to disclose.  The Principal Officers will not use confidential information acquired in the course of their duties as Principal Officers.

The Principal Officers shall share knowledge and maintain skills important and relevant to the Trust’s needs; shall proactively promote ethical behavior of the Trust’s employees and as a partner with industry peers and associates; and shall maintain control over and responsibly manage assets and resources employed or entrusted to them by the Trust.

3.	COMPLIANCE WITH LAWS, RULES AND REGULATIONS

The Principal Officers shall establish and maintain mechanisms to oversee the compliance of the Funds with applicable federal, state or local law, regulation or administrative rule, and to identify, report and correct in a swift and certain manner, any detected deviations from applicable federal, state or local law regulation or rule.

4.	COMPLIANCE WITH THIS CODE OF ETHICS

The Principal Officers shall promptly report any violations of this Code of Ethics to the Audit Committee as well as the full Board of Trustees of the Trust and shall be held accountable for strict adherence to this Code of Ethics.  A proven failure to uphold the standards stated herein shall be grounds for such sanctions as shall be reasonably imposed by the Board of Trustees of the Trust.

5.	AMENDMENT AND WAIVER

This Code of Ethics may only be amended or modified by approval of the Board of Trustees.  Any substantive amendment that is not technical or administrative in nature or any material waiver, implicit or otherwise, of any provision of this Code of Ethics, shall be communicated publicly in accordance with Item 2 of Form N-CSR under the Investment Company Act.

Adopted by the Board of Trustees on March 18, 2010

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$19,100	$18,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,400	$3,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2016	FYE 6/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2016	FYE 6/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
                                              Douglas G. Hess, President

Date  8/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
                                              Douglas G. Hess, President

Date  8/29/2016

By (Signature and Title)*/s/ Cheryl L. King
                                            Cheryl L. King, Treasurer

Date   8/29/2016

* Print the name and title of each signing officer under his or her signature.